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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): DECEMBER 12, 1995

                           KIMBERLY-CLARK CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                        1-225                  39-0394230
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


        P.O. BOX 619100, DALLAS, TEXAS                          75261-9100
   (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (214) 281-1200


                                      N/A
         (Former name or former address, if changed since last report.)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On December 12, 1995, Scott Paper Company, a Pennsylvania corporation ("Scott"), became a wholly-owned subsidiary of Kimberly-Clark Corporation, a Delaware corporation ("Kimberly-Clark"), upon consummation of the merger (the "Merger") contemplated by the Agreement and Plan of Merger dated as of July 16, 1995 (the "Merger Agreement") among Kimberly-Clark, a wholly-owned subsidiary of Kimberly-Clark, and Scott.

     Pursuant to the Merger Agreement, each common share, without par value, of Scott ("Scott Common Shares") outstanding immediately prior to the Effective Time (as defined in the Merger Agreement) of the Merger (other than shares owned directly or indirectly by Kimberly-Clark or Scott, which shares were cancelled) was converted into 0.780 of a share of common stock, $1.25 par value, of Kimberly-Clark ("Kimberly-Clark Common Stock"), including the corresponding percentage of a right to purchase shares of Series A Junior Participating Preferred Stock, without par value, of Kimberly-Clark. The only right which the holder of certificate(s) that represented Scott Common Shares immediately prior to the Effective Time has with respect thereto is to receive, upon surrender to the Exchange Agent (as defined in the Merger Agreement) of all such certificate(s): (i) a certificate representing the number of whole shares of Kimberly-Clark Common Stock into which his, her or its Scott Common Shares have been converted, (ii) certain dividends and other distributions previously withheld in accordance with Section 1.7 of the Merger Agreement pending the exchange of stock certificate(s) and (iii) cash in lieu of any fractional share of Kimberly Clark Common Stock in accordance with Section 1.8 of the Merger Agreement. Cash distributions will not bear interest.

     A copy of the Press Release issued by Kimberly-Clark on December 12, 1995 with respect to the Merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The other information required by this item has been previously reported by Kimberly-Clark or Scott and is included or incorporated by reference in the Joint Proxy Statement/Prospectus (the "Proxy Statement/Prospectus") which constitutes a part of Kimberly-Clark's Registration Statement on Form S-4 (Registration No. 33-64063).

ITEM 5. OTHER EVENTS.

     On December 12, 1995, Kimberly-Clark announced that it had reached an agreement with the Antitrust Division of the United States Department of Justice and the Texas State Attorney General on a proposed consent decree (the "Consent Decree") which requires Kimberly-Clark to divest the Scotties facial tissue business and to sell up to two of four specified tissue mills in the United States. The proposed Consent Decree also requires Kimberly-Clark to divest three brands of wipes -- Baby Fresh, Wash-a-bye Baby and Kid Fresh, as well as the Dover, Delaware plant where they are produced.

     On December 12, 1995, Kimberly-Clark also announced (the "EC Announcement") that the European Commission (the "EC") had lifted its suspension order that prohibited the consummation of the Merger. As a part of its action, the EC required Kimberly-Clark's and Scott's European operations be held separate pending completion of the EC's review of the Merger in January 1996.

     On December 13, 1995, Kimberly-Clark announced (the "Future Operations Announcement") some of its immediate plans to combine certain of the worldwide operations of Kimberly-Clark and Scott and certain of the anticipated costs and savings related thereto.

     Copies of the Press Releases issued by Kimberly-Clark on December 12, 1995 with respect to the Consent Decree and the EC Announcement and on December 13, 1995 with respect to the Future Operations Announcement are attached hereto as Exhibits 99.2, 99.3 and 99.4, respectively, and each is incorporated herein by reference.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired:

     The Scott financial statements required by this item have been previously reported by Scott and are included or incorporated by reference in the Proxy Statement/Prospectus.

(b) Pro forma financial information:

     It is not practical for Kimberly-Clark to provide at this time the pro forma financial statements to reflect the estimated impact of the Merger on the historical Consolidated Financial Statements of Kimberly-Clark at September 30, 1995 and for the nine-month periods ended September 30, 1994 and 1995. Such pro forma financial statements are expected to be filed as an amendment to this Current Report on Form 8-K no later than January 15, 1996; and in no event will such amendment be filed later than February 26, 1996.

     The other pro forma financial statements required by this item have been previously reported by Kimberly-Clark and are included in the Proxy Statement/Prospectus.

(c) Exhibits:

        99.1         Press release issued by Kimberly-Clark on December 12, 1995 with respect to the Merger.
        99.2         Press release issued by Kimberly-Clark on December 12, 1995 with respect to the Consent Decree.
        99.3         Press release issued by Kimberly-Clark on December 12, 1995 with respect to the EC Announcement.
        99.4         Press release issued by Kimberly-Clark on December 13, 1995 with respect to the Future Operations Announcement.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        KIMBERLY-CLARK CORPORATION

Date: December 20, 1995                 By:  O. GEORGE EVERBACH
                                            ------------------------------------
                                             O. George Everbach
                                             Senior Vice President
                                             Law and Government Affairs

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                                 EXHIBIT INDEX

     The following Exhibits are filed herewith:


 EXHIBIT                                      DESCRIPTION
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
   99.1    Press release issued by Kimberly-Clark on December 12, 1995 with respect to the
           Merger.
   99.2    Press release issued by Kimberly-Clark on December 12, 1995 with respect to the
           Consent Decree.
   99.3    Press release issued by Kimberly-Clark on December 12, 1995 with respect to the EC
           Announcement.
   99.4    Press release issued by Kimberly-Clark on December 13, 1995 with respect to the
           Future Operations Announcement.